Exhibit 99

CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002

I, Patrick L. Beach, the President of GP4 Asset Acquisition, LLC, the manager of Captec Franchise Capital Partners L.P. IV (the “Partnership”), certify that:

     (1)  The Annual Report on Form 10-K of the Partnership for the period ended December 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 28, 2003

By:	/s/ Patrick L. Beach Patrick L. Beach President, GP4 Asset Acquisition, LLC